EXHIBIT  (24)
Powers of Attorney

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
--------------------------
Date


/s/Louis G. Lower, II
--------------------------
Louis G. Lower, II
Chairman of the Board of Directors
and Chief Executive Officer

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
--------------------------
Date


/s/Michael J. Velotta
--------------------------
Michael J. Velotta
Vice President, Secretary,
General Counsel and Director

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
--------------------------
Date


/s/Peter H. Heckman
--------------------------
Peter H. Heckman
President, Chief Operating Officer and Director

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
--------------------------
Date



/s/John R. Hunter
--------------------------
John R. Hunter
Director

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
--------------------------
Date


/s/Marla G. Friedman
-------------------------
Marla G. Friedman
Vice President

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
--------------------------
Date


/s/Kevin R. Slawin
--------------------------
Kevin R. Slawin
Vice President

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
---------------------------
Date


/s/G. Craig Whitehead
---------------------------
G. Craig Whitehead
Senior Vice President and
Director

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
---------------------------
Date



/s/James P. Zils
----------------------
James P. Zils
Treasurer

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
--------------------------
Date


/s/Casey J. Sylla
------------------------
Casey J. Sylla
Chief Investment Officer

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FLEXIBLE AND SINGLE PAYMENT DEFERRED ANNUITY CONTRACTS



     Know all men by these presents that Keith A. Hauschildt, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Flexible and Single Payment Deferred Annuity Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



March 19, 1997
---------------------------
Date


/s/Keith A. Hauschildt
---------------------------
Keith A. Hauschildt
Assistant Vice President and
Controller